U.S. Government Securities Fund® Statement of Additional Information Supplement May 21, 2021 (for statement of additional information dated October 30, 2020, as supplemented to date)

The information in the “Certain investment limitations and guidelines” section of the statement of additional information is amended to read as follows:

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

·	The fund will invest at least 80% of its assets in securities (including cash equivalents) guaranteed or sponsored by the U.S. government, its agencies and instrumentalities, including bonds and other debt securities. For purposes of this investment guideline, investments may be represented by derivative instruments, such as futures contracts and swap agreements.
·	Securities (excluding cash equivalents) not guaranteed or sponsored by the U.S. government, its agencies or instrumentalities held by the fund will be rated AAA or Aaa by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated securities determined to be of equivalent quality by the fund’s investment adviser. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.
·	All securities held by the fund will be denominated in U.S. dollars.

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-480-0521P CGD/10149-S83348